                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           Cullen/Frost Bankers, Inc.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                      [CULLEN/FROST BANKERS, INC. LOGO]

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 1997
--------------------------------------------------------------------------------

To the Shareholders of
CULLEN/FROST BANKERS, INC.:

     The Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. ("Cullen/Frost") will be held in the Commanders Room at The Frost National Bank, 100 West Houston Street, San Antonio, Texas, on Wednesday, May 28, 1997, at 10:00 a.m., San Antonio time, for the following purposes:

          1. To elect seven directors to serve until the 2000 Annual Meeting of Shareholders, one director to serve until the 1998 Annual Meeting of Shareholders and two directors to serve until the 1999 Annual Meeting of Shareholders;

          2. To consider and vote upon a proposed resolution to amend the Articles of Incorporation to increase the authorized shares of Common Stock par value $5 per share from 30,000,000 to 60,000,000 shares;

          3. To consider and vote upon amendments to the 1992 Stock Plan, including an increase of 1,100,000 available shares;

          4. To consider and vote upon the 1997 Directors Stock Plan with 150,000 authorized shares for outside directors;

          5. To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that commenced January 1, 1997; and

          6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 4, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING AND THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION REQUIRES THE AFFIRMATIVE VOTE OF TWO-THIRDS OF ALL OF THE OUTSTANDING SHARES OF COMMON STOCK. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE PROMPTLY MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED FOR THIS PURPOSE.

     All shareholders are cordially invited to attend the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ DIANE JACK

                                          DIANE JACK
                                          Corporate Secretary

Dated: April 17, 1997

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

                                      LOGO

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             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 1997
--------------------------------------------------------------------------------

                      SOLICITATION AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cullen/Frost Bankers, Inc. ("Cullen/Frost" or the "Company") of proxies to be used at the Annual Meeting of Shareholders. The meeting is scheduled to be held on May 28, 1997, in accordance with the attached notice. This Proxy Statement and the accompanying proxy card are being mailed to shareholders beginning on or about April 17, 1997.

     Cullen/Frost will bear the cost of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, the directors, officers, and employees of Cullen/Frost may solicit proxies by telephone, telegram, facsimile, or in person. Cullen/Frost also has retained Georgeson & Co., Inc. to assist in the solicitation of proxies, for a fee of approximately $8,500 plus out-of-pocket expenses. Brokers, nominees, fiduciaries, and other custodians have been requested to forward proxy soliciting material to the beneficial owners of Cullen/Frost Common Stock, and Cullen/Frost will reimburse them for their out-of-pocket expenses.

     All shares of Cullen/Frost Common Stock represented by properly executed proxies, if returned in time, will be voted at the meeting in accordance with the instructions indicated thereon. If no direction is given, proxies will be voted for the election as directors of the nominees referred to in Item 1 of the Proxy Statement; in favor of the proposal to amend the Articles of Incorporation to increase the authorized shares of common stock as described in Item 2 of the Proxy Statement; in favor of the amendments to the 1992 Stock Plan as described in Item 3 of the Proxy Statement; in favor of the 1997 Directors Stock Plan as described in Item 4 of the Proxy Statement; in favor of the proposal to approve the selection of Ernst & Young LLP as independent auditors described in Item 5 of the Proxy Statement; and in the discretion of persons named on the proxy in connection with any other business that may properly come before the meeting. Shares represented by properly executed proxies, if returned in time, will be counted for purposes of determining the number of shares present at the meeting, even if authority to vote on any particular matter is withheld. A shareholder may revoke a proxy at any time before it is voted by delivering a written revocation notice at the Company's principal executive office to the Secretary of Cullen/Frost, Ms. Diane Jack, 100 West Houston Street, San Antonio, Texas 78205. A shareholder who attends the meeting may vote by ballot at the meeting if desired, and such vote will cancel any proxy vote previously given.

                              VOTING OF SECURITIES

     The only class of voting securities of Cullen/Frost outstanding and entitled to vote at the meeting is Common Stock, par value $5.00 per share. On April 4, 1997, the record date for determining shareholders of Cullen/Frost entitled to vote at the meeting, there were outstanding 22,507,928 shares of Common Stock, each entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock. Action to be taken on
Item 2 requires the affirmative vote of at least two-thirds of the outstanding shares. Action to be taken on Items 3, 4 and 5 will be determined by a majority of the shares of Common Stock present. Because abstentions are considered shares present, proxies which are marked "abstain" will be the equivalent of a negative vote in determining whether a majority vote was obtained for Item 3, 4 and 5.

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                                        1

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                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     The Corporation's Bylaws provide for a classified Board of Directors under which there are three classes of directors, all of which are as equal in number as possible. The class to which each director has been assigned is designated as Class I, Class II, or Class III. The term of office of Class I will expire at this 1997 Annual Meeting, Class II at the 1998 Annual Meeting and Class III at the 1999 Annual Meeting.

     The six current directors assigned to Class I have been nominated to stand for re-election as directors at the Annual Meeting in 1997 for a three-year term. In addition, there are four new nominees, Bob Coleman, Patrick Frost, Joseph Fulton and Horace Wilkins, Jr. who stand for election. Each of the four new nominees are currently members of The Frost National Bank Board. Although Cullen/Frost management does not contemplate that any nominee will be unable to serve, if such a situation arises prior to or at the meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment unless otherwise instructed.

     Below is biographical information about each nominee and each director whose term continues after the meeting, including age, recent business experience and/or position with the Company. Also included is the Class in which such director will serve and information on the nominees' and directors' ownership of Cullen/Frost Common stock.

                                                                                           SHARES OWNED(1)
                                                                                       -----------------------
                                                                                        AMOUNT AND
                                                                                          NATURE
                                                                            DIRECTOR   OF BENEFICIAL
            NOMINEE              AGE           PRINCIPAL OCCUPATION          SINCE       OWNERSHIP     PERCENT
            -------              ---           --------------------         --------   -------------   -------
NOMINEES FOR TERM EXPIRING IN 2000:
Class I
-------
Isaac Arnold, Jr...............  61     Oil, real estate, investments        1977          56,356(4)     .25
Harry H. Cullen................  61     Oil, real estate, investments        1993 (2)     141,974(5)     .63
Roy H. Cullen..................  67     Oil, real estate, investments        1977          57,098(6)     .25
Patrick B. Frost...............  36     President, The Frost National             (3)      49,251(7)     .22
                                        Bank, a Cullen/Frost Subsidiary
James L. Hayne.................  63     Managing partner of Catto & Catto    1977           9,798        .04
                                        (insurance agency)
Robert S. McClane..............  57     President of Cullen/Frost            1985         117,941(7)     .52
Mary Beth Williamson...........  63     Education (Consultant)               1996             440        .00
NOMINEE FOR TERM EXPIRING IN 1998:
Class II
--------
Horace Wilkins, Jr.............  46     Regional President Southwestern           (3)         200        .00
                                        Bell Telephone Co.
NOMINEES FOR TERM EXPIRING IN 1999:
Class III
---------
Bob W. Coleman.................  65     President and Chief Executive             (3)       1,000        .00
                                        Officer Texace Corporation
Joe R. Fulton..................  62     President, Fulton Construction            (3)       1,300        .01
                                        Corporation

                                                                           (Table continued on following page)

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                                        2

                                                                                           SHARES OWNED(1)
                                                                                       -----------------------
                                                                                        AMOUNT AND
                                                                                          NATURE
                                                                            DIRECTOR   OF BENEFICIAL
            NOMINEE              AGE           PRINCIPAL OCCUPATION          SINCE       OWNERSHIP     PERCENT
            -------              ---           --------------------         --------   -------------   -------
DIRECTORS WHOSE TERM EXPIRES IN 1998:
Class II
--------
Royce S. Caldwell..............  58     President, Southwestern Bell         1994             400        .00
                                        Operations SBC Communications,
                                        Inc.
Ruben R. Cardenas..............  66     Attorney, Cardenas, Whitis,          1995           1,000        .00
                                        Stephen, Corcoran, & McLain
Henry E. Catto.................  66     Partner, Catto & Catto Insurance     1993          11,000        .05
                                        Agency; former Director, U. S.
                                        Information Agency; former U. S.
                                        Ambassador to Great Britain, and
                                        former Vice Chairman, H&C
                                        Communications
Richard W. Evans, Jr...........  50     Chairman of the Board and Chief      1993         134,373(7)     .59
                                        Operating Officer of Cullen/Frost;
                                        Chairman of the Board and Chief
                                        Executive Officer of Frost
                                        National Bank, a Cullen/Frost
                                        Subsidiary
James W. Gorman, Jr............  66     Oil, real estate, and investments    1987          10,000        .04
Richard M. Kleberg, III........  54     Banking and investments              1992           4,200        .02
DIRECTORS WHOSE TERM EXPIRES IN 1999:
Class III
---------
Eugene H. Dawson, Sr...........  62     President, Pape-Dawson Consulting    1996          15,200        .07
                                        Engineers
Ruben M. Escobedo..............  59     Certified Public Accountant          1996             600        .00
W. N. Finnegan, III............  71     Attorney; former President, R. E.    1977          22,310        .10
                                        Smith Interests, Inc.
T. C. Frost....................  69     Senior Chairman of the Board and     1966         746,747(7)    3.28
                                        Chief Executive Officer of
                                        Cullen/Frost
Ida Clement Steen..............  44     Investments                          1996             440        .00
Curtis Vaughan, Jr.............  69...  Chairman of the Board of Vaughan &   1980          10,712        .05
                                        Sons, Inc. (Distributor of lumber
                                        and other building materials and
                                        real estate development)

---------------

                                                       (Notes on following page)
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                                        3

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(1) Unless otherwise indicated, beneficial ownership is as of December 31, 1996, and the owners have sole voting and investment power for the shares of Cullen/Frost Common Stock reported. Beneficial ownership includes shares which the individual had a right to acquire pursuant to employee stock options exercisable within sixty (60) days from December 31, 1996, as follows -- Mr. T. C. Frost 115,880, Mr. Evans 59,766, Mr. Patrick Frost 25,624, and Mr. McClane 44,456. The number of shares of Cullen/Frost Common Stock beneficially owned by all directors, nominees and named executive officers as a group is disclosed on page 14 of this Proxy Statement.

(2) Also served as a director of Cullen Bank, a former Cullen/Frost subsidiary, from 1969 to 1993.

(3) Messrs. Bob Coleman and Patrick Frost have served as directors of The Frost National Bank, a Cullen/Frost Subsidiary, since 1993. Mr. Joe Fulton has served as a director of The Frost National Bank since 1994. Mr. Horace Wilkins has served as a director of The Frost National Bank since 1996.

(4) Includes 42,372 shares for which Mr. Arnold has shared voting and investment power with others.

(5) Includes 53,064 shares for which Mr. Harry Cullen has shared voting and investment power with Mr. Roy Cullen and others.

(6) Includes 53,064 shares for which Mr. Roy Cullen has shared voting and investment power with Mr. Harry Cullen and others. Also includes 2,608 shares for which Mr. Roy Cullen has shared voting and shared investment power with others.

(7) Includes the following shares allocated under the 401(k) Stock Purchase Plan for Employees of Cullen/Frost Bankers, Inc., for which the beneficial owners have sole voting but no investment power Mr. T. C. Frost 20,929, Mr. Evans 14,955, Mr. Patrick Frost, 5,943, and Mr. McClane 581. In addition, the number of shares reported for Mr. T. C. Frost includes 28,092 shares held in the Pat and Tom Frost Foundation Trust for which Mr. T. C. Frost disclaims beneficial ownership. The number of shares reported for Mr. McClane includes 8,638 shares held in a Charitable Remainder Trust for which Mr. McClane disclaims beneficial ownership.

     Except for the relationships noted in the preceding table or below, no nominee has had any other principal occupation or employment with Cullen/Frost or any of its subsidiaries within the last five years. Most nominees have been engaged in the above principal occupations for at least five years.

     The following are directorships held by nominees and directors in companies (other than Cullen/Frost) with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or registered as an investment company under the Investment Company Act of 1940, as amended; Mr. Arnold -- Nuevo Energy Company; Mr. Caldwell -- SBC Communications Inc.; Mr. Cardenas -- SBC Communications Inc.; Mr. Harry Cullen -- Pennzoil Co.; Mr. Escobedo -- Valero Energy Corporation; and Mr. Kleberg -- Abraxas Petroleum Corporation.

     There are no arrangements or understandings between any nominee or director of Cullen/Frost and any other person pursuant to which he was or is to be selected as a director nominee.

     The only family relationships among the directors or executive officers of Cullen/Frost which are first cousin or closer are those of Messrs. T. C. Frost and Patrick Frost, who are father and son; Mr. Henry Catto and Mrs. James L. Hayne, who are first cousins; Messrs. Harry Cullen and Roy Cullen who are brothers; and the Cullen brothers and Mr. Arnold who are first cousins.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. A delinquent Form 5 -- Annual Statement of Beneficial
Ownership -- was filed for Mr. W. N. Finnegan, III with respect to acquisitions pursuant to reinvestment of cash dividends for the year 1995. A delinquency was also reported for Mr. Vaughan in connection with his resignation as trustee of a trust that benefits a member of his immediate family during the year 1996. In addition, the May 1996 Form 3 -- Initial Statement of Beneficial
Ownership -- filed for Mr. Eugene Dawson was amended to include an additional 2,000 shares (post 2-for-1 stock split) purchased by his spouse prior to Mr. Dawson's election as a Cullen/Frost Director.

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                                        4

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                GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

     The Cullen/Frost Board of Directors has four regularly scheduled, quarterly meetings each year. The Board has Executive, Audit, Compensation and Benefits, and Strategic Planning Committees. The Committees' functions and current members are:

     Executive Committee: This Committee acts for the Board of Directors between meetings of the Board, except to the extent limited by resolutions of the Board, by the Bylaws of Cullen/Frost, or Texas law. Current members are T.
C. Frost and Richard W. Evans, Jr.

     Audit Committee: The Audit Committee is composed of outside (non-employee) directors. It reviews the scope and results of the annual audit by the independent auditors Ernst & Young LLP, and it also reviews their performance of non-audit services and considers whether the performance of such services will have any effect on their independence. The Committee recommends its choice for independent auditors to the Board of Directors. The Committee also monitors regulatory examinations, the level of criticized assets, adequacy of loan loss reserves, and the reports of internal audit and loan review at each subsidiary of Cullen/Frost. It also reviews the financial reporting practices and the internal audit, loan review, compliance, and appraisal functions for Cullen/Frost. Current members are Isaac Arnold, Jr., Royce S. Caldwell, Ruben R. Cardenas, Eugene W. Dawson, Sr., W. N. Finnegan, III, and Richard M. Kleberg, III.

     Compensation and Benefits Committee: The Compensation and Benefits Committee is composed of outside (non-employee) directors. It makes recommendations to the Board of Directors about compensation for certain officers of Cullen/Frost. (See the "Board Compensation and Benefits Committee Report on Executive Compensation" below.) In addition, to ensure consistent administration of company-wide employee benefit plans, the Committee functions as the administrative committee of (i) the Retirement Plan, (ii) the 1983 and 1988 Non-qualified Stock Option Plans, (iii) the Restricted Stock Plan, (iv) the 401(k) Stock Purchase Plan, (v) the 1991 Stock Purchase Plan, (vi) the 1992 Stock Plan, (vii) the Pre-Tax Benefit Plan, and (viii) the Group Medical and Life Insurance Plan. Current members are Roy H. Cullen, Ruben M. Escobedo, James
W. Gorman, Jr., and Curtis Vaughan, Jr. In addition, there is one member, David Straus, from The Frost National Bank Board, who participates and votes on committee matters. John C. Korbell, an Advisory Director of Cullen/Frost, also serves as an Advisory Director to the Compensation and Benefits Committee.

     Strategic Planning Committee: The Strategic Planning Committee was appointed to analyze strategic directions for Cullen/Frost in light of competitive conditions, to monitor the corporate mission statement and capital planning, and to review short- and long-term goals. Current members are T. C. Frost, Isaac Arnold, Jr., Richard W. Evans, Jr., James L. Hayne, and Curtis Vaughan, Jr.

     Directors' fees are paid by Cullen/Frost on the basis of an annual retainer of $5,000 per calendar year, plus $1,250 for each meeting attended. Cullen/Frost also pays a fee of $750 per director for participation in any meeting of a committee to which he has been appointed, except for the Chairman of the Audit Committee, W. N. Finnegan, III, who receives $1,500 for each Audit Committee meeting he attends. Directors of Cullen/Frost who also are officers of Cullen/Frost or any of its subsidiaries receive no fees for serving on the Board of Directors or any of its committees.

     During 1996, there were seven meetings of the Board of Directors, two meetings of the Executive Committee, four meetings of the Audit Committee, three meetings of the Compensation and Benefits Committee, and four meetings of the Strategic Planning Committee. During 1996, all of the current directors attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees on which they served except for Henry Catto, Roy H. Cullen, Ida Clement Steen, and Mary Beth Williamson.

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                                        5

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                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

1. BOARD COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee of the Board of Directors (the "Committee") is committed to maintaining compensation programs for the Company's executive officers which further the Company's mission. We, therefore, adhere to the following compensation policies which are intended to facilitate the achievement of the Company's business strategies:

     - Compensation levels for each element of pay should be targeted at rates that are reflective of the median levels of current market practices prevalent in comparable financial organizations. Offering market-comparable pay opportunities allows the Company to attract and maintain a stable, successful management team.

     - Executives' total compensation packages should strengthen the relationship between pay and performance with variable, at-risk compensation that is dependent upon the level of success in meeting specified Company and individual performance goals.

     - Ownership of the Company's Common Stock by executives should be encouraged to further align executives' interests with those of shareholders and the Company and to promote a continuing focus on building profitability and shareholder value.

     - Sustained superior performance by individual executives over a period of years, including actions to increase revenues, reduce expenses, enhance service and product quality, improve market share and thereby enhancing shareholder value, should be rewarded.

     To preserve objectivity in the achievement of its goals, the Committee is comprised of five independent, nonemployee directors and one independent, non-employee advisory director. It is the Committee's overall goal to develop compensation policies that are consistent with and linked to strategic business objectives and Company values. The Committee approves the design of, assesses the effectiveness of, and administers compensation programs in support of compensation policies. The Committee also reviews all salary arrangements and other remuneration for a group of senior executives, including all those named in the Summary Compensation table on page 10.

     Each year a comprehensive analysis of competitive market data is provided by an independent compensation consultant engaged by, and responsible to, the Committee. The data provided compares the Company's compensation practices and programs to a group of comparator companies. This group of comparator companies is comprised of companies who have business operations, total assets, market capitalizations, and lines of business similar to the Company.

     These companies include, but are not limited to, the companies included in the Standard & Poor's ("S&P's") Major Regional Bank Index. The Committee has chosen not to use the S&P's Major Regional Bank Index as its comparator group for compensation purposes since detailed data for all senior executives at the banks comprising the index is not available.

     The S&P's Major Regional Bank Index was used for comparison of total shareholder return shown in the Performance Graph on page 15.

     The key elements of the Company's executive compensation are base salary, annual incentives, and long-term compensation. These key elements are addressed separately below. In determining compensation, the Committee considers all elements of an executive's total compensation package, including severance plans, insurance, and other benefits.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BASE SALARIES

     Base salaries constituted approximately 69% of total executive compensation for 1996. The Committee believes that the demonstration of superior abilities and performance by individual employees should be rewarded, in part, through salary reviews. The Committee reviews the base salary of each of the four highest-paid executives on an annual basis.

     Base salaries may be adjusted after an evaluation of each executives' performance in conjunction with a review of the median base pay received by other individuals holding similar positions in the Company's comparator group. Following the determination of the market-based pay, each officer's individual performance, achievements, and contributions to the growth of the Company are evaluated subjectively in determining the individual's base salary. Finally, the overall performance and needs of the Company are examined and salaries may be adjusted in response to the need to attract and retain appropriate officers. The Company places no specific weights on the factors used in determining base salary levels.

     Based on the factors listed above, base salaries approximated median market levels of comparator companies in 1996, and merit increases were made at a rate comparable to the increases provided at other companies.

     Effective July 1, 1994, Mr. Frost activated his retirement benefits while continuing as Chief Executive Officer of the Company. Accordingly, his base salary was reduced from $400,000 to $140,000. In determining Mr. Frost's base salary for 1997, the Committee considered the Company's overall financial performance for the year, Mr. Frost's individual performance and long-term contributions to the success of the Company, and base salaries of CEOs at comparator companies. Based on these factors, the Committee elected to increase Mr. Frost's base salary to $200,000 which, in conjunction with his retirement income, closely approximates a competitive level of base pay.

ANNUAL INCENTIVES

     Beginning in 1994, the Company initiated a formal annual incentive plan for executives. Based on competitive target incentives at comparator companies, the Committee determined target incentives by position and initiated a three-year phase-in to these levels. The year 1996 was the final year of the three-year plan. The Company must achieve a predetermined budget or target level of financial performance before any bonuses are paid out. No bonus pool is established if performance is below the targeted level, and only the target bonus has been paid for performance at or above the targeted level. The Committee has the authority to adjust payout as measured against financial objectives up or down by 20 percent.

     In 1996, annual incentives accounted for approximately 14% of total compensation earned by executives. The purpose of the annual incentive is to promote and reward teamwork as measured by overall corporate performance while recognizing individual contributions.

     The annual incentive target established for Mr. Frost is based on his combined base salary and retirement income of $460,000, which closely approximates the median base salary of CEOs at comparator companies. In determining the annual incentive payment for Mr. Frost for 1996, the Committee reviewed the financial results for the year and determined that the budgeted level of performance, as measured by net income, had been exceeded. The Committee then considered his leadership and contributions to the success of the Company, and awarded Mr. Frost a bonus of $250,000. All other proxy reported executive officers were awarded their target bonuses.

     For 1997, the Committee, in conjunction with management, reviewed the current target bonus levels versus competitive market data (as measured by the Comparator Group) and internal equity. The result was targets increased by approximately 5% for selected positions. The Committee also elected to establish an additional bonus pool for performance above the targeted level. The amount of the pool will be determined by the Committee.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LONG-TERM INCENTIVES

     The Committee believes that executive compensation should be dependent upon the performance of the Company as a whole, as well as the performance of individual executives. Long-term incentives are provided pursuant to the Company's 1992 Stock Plan approved by the shareholders.

     In keeping with the Company's commitment to provide a total compensation package which includes at-risk components of pay, long-term incentives constituted approximately 17% of an executive's total compensation package in 1996.

     When awarding long-term incentives, the Committee considers executives' levels of responsibility, prior experience, individual performance, and compensation practices at comparator companies. The Committee's objective is to provide executives with targeted long-term incentive opportunities that approximate median levels at comparator companies. Current stock holdings and the magnitude of outstanding long-term incentives are not considered in making current awards.

STOCK OPTIONS

     Non-qualified stock options are granted at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, the value of stock options is tied to appreciation in the stock price from the date the options are granted. This design focuses executives on the creation of shareholder value over the long term and encourages equity ownership in the Company. Stock options are used as the primary long-term incentive vehicle.

     The size of stock option grants is determined based on a percentage of annualized base salary. The size of the award can be adjusted based on the Committee's subjective valuation of individual factors and historical award data. The Compensation and Benefits Committee's objective is to deliver a competitive award opportunity based on the dollar value of the award granted. As a result, the number of stock options awarded varies from year to year and is dependent on the stock price on the date of grant.

     In 1996, Mr. Frost received options to purchase 62,000 shares with an exercise price of $30.25 as is detailed in the table on page 11. The grant approximated the median level of comparator companies. Without giving effect to such grants, Mr. Frost now has beneficial ownership of 746,747 shares of the Company's common stock which includes 115,880 shares for which he has a right to receive pursuant to presently exercisable employee stock options. With the 1996 grant, Mr. Frost holds options to purchase an additional 137,122 shares. Mr. Frost's stock option grant was in keeping with the Committee's intent to place emphasis on long-term compensation which is tied directly to the success of the Company and, correspondingly, that of shareholders.

RESTRICTED STOCK

     Restricted stock provides executives with an immediate link to shareholder interests and, due to vesting requirements, enhances the Company's ability to maintain a stable executive team, focused on the Company's long-term success. The Company has historically granted restricted stock every other year, with the last grant of restricted stock occurring in 1995. No restricted stock was granted to the named executives in 1996.

INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code generally limits the annual corporate tax deduction for compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers unless the compensation is performance-based. One condition to qualify compensation as performance-based is to establish the amount of the award on an objective formula that precludes any discretion, other than to adjust awards downward.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Committee continues to review the impact of this tax code provision on the Company's incentive plans and has determined that Section 162(m) is currently inapplicable because no named executive officer receives compensation in excess of $1 million. In addition, the amendments to the 1992 Stock Plan which are being submitted for shareholder approval (see item 3) will, if approved, exclude compensation resulting from awards under the Plan, and which would otherwise satisfy the requirements of Section 162(m) from being subject to the limitation. The Committee also believes it is the Company's and shareholders' best interests to retain the discretionary evaluation of individual performance as provided in the annual incentive plan.

CONCLUSION

     The Committee believes these executive compensation policies and programs serve the interests of shareholders and the Company effectively and that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the shareholders' benefit.

     The Committee will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

               Roy H. Cullen
               Ruben M. Escobedo
               James W. Gorman, Jr.
               John C. Korbell (Advisory Director)
               David Straus (Member of The Frost National Bank Board) Curtis Vaughan, Jr., Chairman

2. COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS.

     During 1996, a loan originally established in the ordinary course of business with a subsidiary bank and related to a director had subsequently been reclassified as other assets. Summit Joint Venture II, of which Mr. Vaughan, a Cullen/Frost director, is a limited partner, had debt to The Frost National Bank which was originated to finance the purchase and development of real estate. The largest amount outstanding during 1996 was $1,727,956. The debt was satisfied in full on May 17, 1996. Interest charged was dependent upon debt repayment amounts. Debt repayment was based on asset sales during the year.

     In the opinion of management, the above described transaction was effected on terms comparable to those available to unaffiliated parties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     Shown below is information about annual and long-term compensation for the past three fiscal years for services in all capacities to Cullen/Frost and its subsidiaries of the Chief Executive Officer and the other three most highly compensated executive officers (the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                               -------------------------------------   ------------------------------------
                                                                                                    SECURITIES
                                                                                                    UNDERLYING
                                                                          OTHER        RESTRICTED     OPTIONS     ALL OTHER
                                                                         ANNUAL          STOCK         /SARS       COMPEN-
     NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS     COMPENSATION(1)   AWARDS(2)    (SHARES)(3)   SATION(4)
     ---------------------------        ----    ------     -----     ---------------   ----------   -----------   ---------
T. C. Frost                             1996   $150,000   $250,000       $41,590        $      0      62,000       $50,212
Senior Chairman and CEO of              1995   $140,000   $170,000       $40,372        $228,750      34,000       $49,234
Cullen/Frost                            1994   $270,000   $150,000       $31,274        $      0      55,000       $71,912
Richard W. Evans, Jr.                   1996   $308,333   $122,500       $12,567        $      0      31,000       $23,828
Chairman of the Board and Chief         1995   $300,000   $ 90,000       $12,367        $114,375      17,000       $21,260
Operating Officer of Cullen/Frost       1994   $283,333   $ 75,000       $11,504        $      0      30,000       $20,274
Robert S. McClane                       1996   $300,000   $ 90,000       $12,140        $      0      15,000       $26,010
President of Cullen/Frost               1995   $300,000   $ 90,000       $12,293        $114,375      17,000       $25,860
                                        1994   $283,333   $ 75,000       $10,312        $      0      30,000       $24,897
Phillip D. Green                        1996   $171,667   $ 54,000       $ 5,049        $      0      14,000       $11,575
Executive Vice President and Chief      1995   $161,667   $ 42,500       $ 4,659        $ 38,888       7,000       $10,942
Financial Officer of Cullen/Frost       1994   $151,667   $ 32,000       $ 3,281        $      0      12,000       $10,330

---------------

(1) Represents payments to compensate the employee for income taxes on elective deferrals and Company matching contributions to Cullen/Frost's 1991 Thrift Incentive Stock Purchase Plan ("1991 Thrift Plan") and comparable benefits to the Company's 401(k) Plan for all employees whose participation in the 401(k) is limited by the IRS rules. This is approximately 115 employees for 1996. Mr. Frost's values also include $21,681 to reimburse him for Medicare and income taxes on life insurance premiums paid for by the Company.

(2) Represents the dollar value of restricted stock awards, based on the closing market price of Cullen/Frost stock on grant date. The total number of restricted shares held and their aggregate market value at December 31, 1996 were: Mr. Frost, 10,780 shares valued at $358,435; Mr. Evans, 5,550 shares valued at $184,538; Mr. McClane 5,550 shares valued at $184,358; and Mr. Green, 1,920 shares valued at $63,840. Aggregate market value is based on a fair market value of $33.25 at December 31, 1996. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to shareholders of unrestricted shares. Stock awarded in 1995 vests at the end of 3 years.

(3) Reflects adjustment for the 2-for-1 stock split in 1996.

(4) Represents total and/or imputed income from certain insurance premiums paid by Cullen/Frost and Company's contributions to the 1991 Thrift Plan. The amounts for insurance premiums and/or imputed income for 1996 and 1995 were $54,385 and $51,756, respectively. The Company's contribution to the 1991 Thrift Plan was $57,240 in 1996 and $55,540 in 1995.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Cullen/Frost has employee stock option plans under which options to purchase Common Stock are granted to executive officers and other key employees. The table below shows grants during the past year of stock options under the Cullen/Frost Bankers, Inc. 1992 Stock Plan to the named executive officers:

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                      % OF TOTAL                                POTENTIAL REALIZABLE VALUE
                       NUMBER OF     OPTIONS/SARS                               AT ASSUMED ANNUAL RATES OF
                       SECURITIES     GRANTED TO                                 STOCK PRICE APPRECIATION
                       UNDERLYING     EMPLOYEES                                       FOR OPTION TERM
                      OPTIONS/SARS    IN FISCAL     EXERCISE   EXPIRATION   -----------------------------------
        NAME            GRANTED        YEAR(1)      PRICE(3)      DATE      0%         5%             10%
        ----          ------------   ------------   --------   ----------   --    ------------   --------------
T. C. Frost..........    62,000          15.4%       $30.25    10/03/2006   $0    $  1,179,492   $    2,989,064
Richard W. Evans,
  Jr.................    31,000           7.7%       $30.25    10/03/2006   $0    $    589,746   $    1,494,532
Robert S. McClane....    15,000           3.7%       $27.25    06/25/2006   $0    $    257,061   $      651,442
Phillip D. Green.....    14,000           3.5%       $30.25    10/03/2006   $0    $    266,337   $      674,950
All
  shareholders(2)....       N/A           N/A        $30.25           N/A   $0    $427,701,122   $1,083,878,617

---------------

(1) Based on 403,000 options granted to all employees in 1996.

(2) Shows potential realizable value at assumed annual rates for all shareholders based on 22,482,113 shares outstanding as of December 31, 1996. Gains on "All Shareholders" assume a base price of $30.25.

     Shown below is information on stock options exercised during 1996 by each of the named executive officers and the market value at fiscal year-end for remaining options:

            AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                TOTAL NUMBER OF
                                                                  SECURITIES            TOTAL VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                OPTIONS/SARS AT                OPTIONS/SARS
                                   SHARES                     FISCAL YEAR-END(1)        HELD AT FISCAL YEAR-END(2)
                                  ACQUIRED      VALUE     ---------------------------   ---------------------------
              NAME               ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
              ----               -----------   --------   -----------   -------------   -----------   -------------
T. C. Frost.....................    --            --        115,880        137,122      $2,516,062     $1,215,795
Richard W. Evans, Jr............    --            --         59,766         71,716      $1,265,259     $  655,904
Robert S. McClane...............   13,510      $515,450      44,456         43,722      $  814,846     $  463,207
Phillip D. Green................    --            --         23,860         30,136      $  510,738     $  264,620

---------------

(1) Reflects adjustment for 10% stock dividend in 1993 and 2-for-1 stock split in 1996.

(2) Total value of options based on a fair market value of Company Stock of $33.25 as of December 31, 1996.

4. OTHER PLANS AND AGREEMENTS

  Retirement Plan and Restoration Plan

     Cullen/Frost has a non-contributory Retirement Plan and Trust for Employees of Cullen/Frost Bankers, Inc. and its Affiliates for eligible employees which is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974. It also has a Restoration Plan which provides benefits in excess of the limits under Section 415 of the Internal Revenue Code and in excess of limits on eligible earnings set by the Tax Reform Act of 1986; benefits are provided in connection with both the Retirement Plan and a previous employee stock ownership plan. The entire cost of the Retirement and Restoration Plans is provided by Cullen/Frost and its subsidiaries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The attached Pension Plan Table shows the anticipated annual benefit, computed on a straight line basis, payable under the Retirement Plan and Restoration Plan upon the normal retirement of a vested executive officer of Cullen/Frost at age 65 after 15, 20, 25, 30, 35, 40, 45 and 50 years of credited service at specified annual compensation levels.

                               PENSION PLAN TABLE

                                                 YEARS OF SERVICE
               -------------------------------------------------------------------------------------
REMUNERATION      15         20         25         30         35         40         45         50
------------   --------   --------   --------   --------   --------   --------   --------   --------
  $125,000     $ 39,004   $ 46,102   $ 50,361   $ 60,170   $ 70,198   $ 77,073   $ 83,948   $ 90,823
   150,000       47,401     56,141     61,386     73,295     85,510     93,760    102,010    110,260
   175,000       55,797     66,180     72,411     86,420    100,823    110,448    120,073    129,698
   200,000       64,193     76,220     83,436     99,545    116,135    127,135    138,135    149,135
   225,000       72,590     86,259     94,460    112,670    131,448    143,823    156,198    168,573
   250,000       80,986     96,298    105,485    125,795    146,760    160,510    174,260    188,010
   300,000       97,779    116,377    127,535    152,045    177,385    193,885    210,385    226,885
   400,000      131,364    156,533    171,635    204,545    238,635    260,635    282,635    304,635
   450,000      148,157    176,612    193,685    230,795    269,260    294,010    318,760    343,510
   500,000      164,949    196,690    215,735    257,045    299,885    327,385    354,885    382,385

     The Retirement Plan was revised effective January 1, 1993 to provide a monthly benefit based on a percentage of an eligible employee's final average Compensation based on the highest three years of compensation during the last ten years of service. An eligible employee's Retirement Benefit will be the greater of the employee's benefits accrued under the prior provisions of the plan up to December 31, 1992 or the benefits determined by the new formula effective January 1, 1993. Included in "Compensation" according to the Retirement Plan are Salary, Overtime, Bonuses, Commissions and Wages deferred for the Company 401(k) Plan or used to pay health care premiums and expenses which are not reimbursable under the company Pre Tax Plan (IRS section 125
Plan). Participants in the Plan are fully vested in their accrued benefits under the Plan upon attaining age 65 or after five years of service, whichever occurs first. Death benefits are provided to married participants who have completed five years of service. Normal retirement is at age 65 but early retirement is available starting at age 55. Early Retirement benefits are reduced on an actuarial basis. The benefit amounts listed in the table represent amounts payable from the plans and are not subject to any additional deduction for social security benefits or other offset amounts.

     The years of credited service under the Retirement Plan as of December 31, 1996 for each person named in the Summary Compensation Table on page 10 are: Mr.
T. C. Frost -- 47 years; Mr. Evans -- 26 years (40 years at age 65); Mr.
McClane -- 34 years (41 years at age 65); and Mr. Green -- 16 years (39 years at age 65). Mr. Frost activated his retirement benefit effective July 1, 1994, but still remains an active employee. Each year, his retirement benefits will be recalculated based on his earnings for that year.

     The Company also maintains a supplemental executive retirement plan ("SERP"). The plan provides for target retirement benefits, as a percentage of annual cash compensation, beginning at age 55. The target percentage is 45% of annual cash compensation at age 55, increasing to 60% at age 60 and later. Benefits under the SERP are reduced, dollar-for-dollar, by benefits received under the Retirement and Restoration Plans, described above, and any social security benefits. Current participants in the SERP are Messrs. Evans and McClane. At current salary levels, at age 60, Mr. Evans would receive $70,000 annually and Mr. McClane would receive $64,000 annually.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Agreements

     Cullen/Frost has change-in-control agreements with two of the four named executives, Messrs. Evans and Green, above and other key employees. The main purposes of these agreements are (i) to help executives evaluate objectively whether a potential change-in-control is in the best interests of shareholders,
(ii) to help protect against the departure of executives, thus assuring continuity of management, in the event of an actual or threatened merger or change-in-control, and (iii) to maintain compensation and benefits comparable to those available from competing employers. "Change-in-control" is defined as an acquisition of 20 percent or more of Cullen/Frost Common Stock by an individual, corporation, partnership, group, association or other person; certain changes in the composition of the Board of Directors by 50 percent or more; or certain changes in control which must be reported to the Securities and Exchange Commission.

     Messrs. Evans and Green could receive 2.99 times their average annual compensation during the previous five years if their position is terminated within two years following the change-in-control either by Cullen/Frost, if the termination is for reasons other than cause, disability or retirement, or either if he terminates his employment for good reason. "Good reason" is defined as a significant reduction or change in responsibility, involuntary transfer to a new location, a reduction in compensation or benefits, the failure of any successor to Cullen/Frost to assent to such change-in-control agreement, any purported termination by Cullen/Frost of the covered person without providing such person a proper written notice of termination or, in the case of the two executives, their good faith determination, within 90 days of a change-in-control, that as a result of the change-in-control they are not able to discharge their duties effectively. The agreements also provide for a continuation of certain employee benefits for qualifying executives upon a change-in-control.

     Assuming that a change-in-control of Cullen/Frost had occurred effective December 31, 1996 and that termination of employment also had occurred on that date, the maximum amounts that could be payable to the named executives are: Mr. Evans $1,524,128; and Mr. Green $717,373.

     The Company has entered into an agreement with Mr. McClane in connection with his planned retirement from the Company on June 1, 1999 that provides for his employment as President of the Company through the 1997 Annual Meeting of Stockholders, his being employed as a consultant with the Company thereafter until May 31, 1999 and his continuing to be considered for nomination and reelection to the Board of Directors of the Company until such time as he reaches age 70. The agreement provides for a salary of $25,000 per month through the term of the agreement, a $90,000 bonus payable by March 31, 1997 and certain medical, health, life, disability and other benefits similar to those provided to other members of senior management. The agreement also provides for the cancellation of 12,800 stock options previously granted Mr. McClane that would not otherwise vest until after his retirement and the grant of an additional 15,000 stock options at an exercise price of $27.25 per share which vest on May 31, 1999. The agreement may be terminated for cause and provides for continued payments in the event of disability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  EXECUTIVE OWNERSHIP

     The following table lists the number of shares of Cullen/Frost Common Stock beneficially owned by each of the named executive officers and by all directors, nominees and executive officers of Cullen/Frost as a group:

                                                                 SHARES OWNED(1)
                                                             ------------------------
                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL
                                                             OWNERSHIP(2)    PERCENT
                                                             ------------    --------
T. C. Frost.................................................    746,747(3)     3.28%
Richard W. Evans, Jr........................................    134,373         .59
Robert S. McClane...........................................    117,947(4)      .52
Phillip D. Green............................................     39,705         .17
All directors, nominees and executive officers as group (25
  persons, including two advisory directors)................  1,592,033(5)     7.00

---------------

(1) Beneficial ownership is as of December 31, 1996. Beneficial ownership includes shares for which the individual had a right to acquire pursuant to employee stock options exercisable within sixty (60) days from December 31, 1996, as follows -- Mr. T. C. Frost 115,880, Mr. Evans 59,766, Mr. McClane 44,456, Mr. Green 23,860, and all executive officers and directors as a group 269,586.

(2) Includes the following shares allocated under the 401(k) Stock Purchase Plan for which the beneficial owners have sole voting but no investment power -- Mr. T. C. Frost 20,929, Mr. Evans 14,955, Mr. McClane 581, and Mr. Green 8,715.

(3) Includes 28,092 shares held in the Pat and Tom Frost Foundation Trust for which Mr. T. C. Frost disclaims beneficial ownership.

(4) Includes 8,638 shares held in a Charitable Remainder Trust for which Mr. McClane disclaims beneficial ownership.

(5) Includes 51,123 shares for which directors, nominees and named executive officers have sole voting but no investment power, 95,436 shares with shared voting and shared investment power with others, and 159,988 shares owned by two advisory directors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             [PERFORMANCE GRAPH]

     Below is a performance graph comparing the cumulative total shareholder return on Cullen/Frost Common Stock with the cumulative total return of companies on the Standard & Poor's 500 Stock Index and the Standard & Poor's Major Regional Bank Index.

                                                                              S&P Major
        Measurement Period            Cullen/Frost                          Regional Bank
      (Fiscal Year Covered)           Bankers, Inc.         S&P 500             Index
      ---------------------           -------------         -------         -------------
1991                                       100                100                100
1992                                       205                108                127
1993                                       257                118                135
1994                                       230                120                128
1995                                       382                165                201
1996                                       523                203                274

          ASSUMES $100 INVESTED ON 12/31/91. DIVIDENDS ARE REINVESTED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             PRINCIPAL SHAREHOLDERS

     At December 31, 1996, the only shareholder known by the management of Cullen/Frost to own beneficially more than five percent of the outstanding shares of Cullen/Frost Common Stock was:

                                                          AMOUNT, NATURE
                                                          OF BENEFICIAL     PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP       OF CLASS
          ------------------------------------            --------------    --------
Cullen/Frost Bankers, Inc.
P. O. Box 1600
San Antonio, Texas 78296................................   2,211,173(1)         9.80%

---------------
(1) On December 31, 1996, Cullen/Frost owned no securities of Cullen/Frost for its own account. However, The Frost National Bank and United States National Bank of Galveston held of record in various fiduciary capacities an aggregate of 2,211,173 shares. The Frost National Bank and United States National Bank of Galveston had sole voting power for 1,646,798 shares and 132,126 shares, respectively. United States National Bank of Galveston had shared voting power for 2,984 shares. The Frost National Bank and United States National Bank of Galveston had sole investment power for 175,844 shares and 133,126 shares, respectively, and shared investment power for 25,328 shares and 3,984 shares, respectively. The Frost National Bank and United States National Bank of Galveston had both sole voting and investment power for 154,359 shares and 130,686 shares, respectively. All of the shares are held by Cullen/Frost subsidiary banks, each of which has reported that the securities, registered in its name as fiduciary or in the names of various of its nominees, are owned by many separate accounts, each of which is governed by a separate instrument which sets forth the powers of the fiduciary with regard to the securities held.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Since January 1, 1996, some of the executive officers and directors of Cullen/Frost, and some of their associates, are and have been customers of one or more of the Cullen/Frost subsidiary banks and have had transactions with these banks in the ordinary course of business. Other transactions have included, in addition to borrowings from the subsidiary banks, the following:

          1. Cullen/Frost and some of its subsidiaries have policies of insurance written through Catto & Catto, an insurance agency of which Mr. Catto and Mr. Hayne, Cullen/Frost directors, are partners. Fees paid by Cullen/Frost and its subsidiaries aggregated less than five percent of the total gross revenues of Catto & Catto for its fiscal year ended December 31, 1996.

          2. Mr. Eugene Dawson, Sr., owns 28.35% of Jesse A. Baker Investments, Inc. (JAB). JAB has a $600,000 line of credit with The Frost National Bank. During 1996, JAB had draws of $610,000 and repayments of $899,863. The balance of the line at December 31, 1996 was $375,000. In addition, JAB has a loan for land development purposes. Principal payments on this loan totaled $165,200 and interest payments totaled $67,110 during 1996. The balance of the loan at December 31, 1996 was $825,000. The principal and interest payments required by the terms of the Notes for 1997 are anticipated to exceed 5% of JAB's gross revenues.

     All of the foregoing transactions were on substantially the same terms, including interest rates and collateral to the extent applicable, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. Additional transactions in the future may be expected to take place with the subsidiary banks in the ordinary course of business.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Also, a loan originally established in the ordinary course of business with a subsidiary bank and related to a director, Mr. Vaughan, had subsequently been reclassified as other assets. The debt was satisfied in full on May 17, 1996. This transaction is described on page 9, "Compensation and Benefits Committee Interlocks and Insider Participation in Compensation Decisions."

     In the opinion of management, all of the above described transactions were effected on terms comparable to those available to unaffiliated parties.

             PROPOSED RESOLUTION TO AMEND ARTICLES OF INCORPORATION
                             (ITEM 2 ON PROXY CARD)

     Cullen/Frost is presently authorized under its Articles of Incorporation to issue not more than 30,000,000 shares of Common Stock, par value $5 per share. As of April 4, 1997, there were 22,507,928 of shares of Common Stock outstanding and 1,795,826 shares of Common Stock reserved for issue under various employee benefit plans.

     The Board of Directors has proposed, and there will be submitted to a vote of the shareholders at the meeting, a resolution to amend the Articles of Incorporation to increase the authorized shares of Common Stock, par value $5 per share, from 30,000,000 to 60,000,000 shares. Authorized shares of Common Stock may be issued on such terms and for such corporate purposes as the Board of Directors may determine, and without further action by the shareholders unless such action is required by applicable law or by the rules of any stock exchange or securities quotation system on which the Common stock may then be listed or quoted. As a condition to the Common Stock's designation and quotation as a National Market System security by the National Association of Securities Dealers, certain issuance's of Common Stock require prior shareholder approval, including issuances in connection with new stock option plans and certain issuance's of 20% or more of the Common Stock outstanding (before the issuance's of such shares).

     The text of the proposed resolution is as follows:

          RESOLVED, that Article Four of Cullen/Frost's Articles of Incorporation be amended to increase the aggregate number of shares of Common Stock, par value $5 per share, the Company has authority to issue to 60,000,000.

     The Board of Directors believes that it is important to have the additional shares of Common stock available for issuance as and when needed in order to avoid the delay and expense incident to obtaining shareholder approval at a later date or dates and to provide Cullen/Frost greater flexibility in the consideration of future stock dividends or stock splits, sales of Common Stock or convertible securities to enhance capital and liquidity, possible future acquisitions and other corporate purposes. As of the date hereof, Cullen/Frost has no specific plan to utilize the remaining or the proposed new authorized shares.

     A potential effect of the proposed increase in the authorized Common Stock could be a dilution of present shareholders' interest in Cullen/Frost if it issues additional shares. In addition, any issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

     The Board of Directors has not proposed the increase in authorized shares of Common Stock with the intention of using such shares for anti-takeover purposes although the availability of such shares (either alone or with the attached Preferred Stock purchase rights) may theoretically be utilized to render more difficult or discourage an attempt to acquire control of Cullen/Frost.

     Holders of Common Stock have one vote per share, may not cumulate votes in the election of directors and have no preemptive rights to subscribe for or purchase from Cullen/Frost any additional shares of

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                                       17

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Common stock. Holders of Common Stock do not have any dissenters' or appraisal rights in connection with this proposal.

     The affirmative vote of the holders of two-thirds of all of the outstanding shares of Common Stock entitled to vote thereon is required to approve the proposed amendment to the Company's Articles. The Board of Directors recommends that shareholders vote "FOR" the amendment. Proxies, unless indicated to the contrary, will be voted "FOR" the amendment.

                APPROVAL OF THE AMENDMENT TO THE 1992 STOCK PLAN
                             (ITEM 3 ON PROXY CARD)

     In 1992, the shareholders approved the establishment of the Cullen/Frost Bankers, Inc., 1992 Stock Plan. The complete text of the 1992 Stock Plan is attached as Annex A. The Plan's purpose is to enable Cullen/Frost and its affiliates to retain and motivate key employees and to encourage their ownership of Cullen/Frost stock, providing them a way to acquire or increase a proprietary interest in the Company's success.

     The Board of Directors believes the Plan is a key element of Cullen/Frost's executive compensation program because stock-based incentive compensation ties executive compensation directly to stock value. As a result of recent regulatory changes, it has become necessary to take certain steps in order to preserve the deductibility of certain compensation paid by Cullen/Frost. In order to address these recent regulatory changes and to enhance flexibility under the Plan, the Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the 1992 Stock Plan (the "Amendment"). The complete text of the Amendment is attached as Annex B.

     Four types of incentives may be granted under the Plan -- restricted stock, incentive stock options, nonqualified stock options, and/or stock appreciation rights. Each type of incentive is more fully described below. Shares granted under the Plan may be authorized but unissued shares or previously issued shares reacquired by Cullen/Frost, including shares purchased on the open market and not reserved for any other purposes.

     The Board of Director's Compensation and Benefits Committee, composed of five outside directors and one outside advisory director, administer the Plan, select participants, and determine the type, number, and conditions of incentive awards. Eligible employees are those who, in the Committee's opinion, are materially responsible for the management, growth, and protection of significant parts of the business or functions of the Company and/or its subsidiaries or affiliates. Since the Plan contemplates grants to future as well as present employees, Cullen/Frost cannot currently predict the total number of participants.

SUMMARY DESCRIPTION OF THE AMENDMENT TO THE 1992 STOCK PLAN

     The following summarizes the material terms of the Amendment to the 1992 Stock Plan. If adopted by shareholders, the Amendment will be effective as of May 28, 1997.

INCREASE IN SHARE AUTHORIZATION

     The Plan currently authorizes 1,760,000 shares for issuance, of which 410,222 shares remain available for grant. In order to ensure that there will be sufficient shares available for grant under the Plan in future years, the Amendment increases the total number of shares of Common Stock authorized for issuance under the Plan by 1,100,000 shares. Of the 2,860,000 total shares authorized under the Plan pursuant to the Amendment, no more than 265,000 shares may be granted in the form of restricted stock.

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                                       18

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INDIVIDUAL AWARD LIMIT

     In order to exempt future awards from the tax deductibility limitations of Internal Revenue Code Section 162(m), the Amendment to the 1992 Stock Plan provides that no more than four hundred thousand (400,000) shares under Options and no more than four hundred thousand (400,000) shares in the form of stock appreciation rights may be granted to any Participant in any one fiscal year and that no more than one hundred fifty thousand (150,000) shares will be paid out under any Restricted Stock award in any one fiscal year, to any Participant. This Amendment is not intended to increase future award sizes or otherwise alter the Compensation and Benefits Committee's (the "Committee's") general practices in determining award sizes.

PERFORMANCE MEASURES

     The Performance Measures on which awards qualifying for an exemption under
Section 162(m) are based shall be chosen from among the following: return on equity, earnings per share, operating cash flow, gross revenue, income before taxes, net income, return on revenue, and stock price appreciation. This provision will allow the Committee flexibility in establishing performance goals while maintaining an exemption to the tax deductibility limitations imposed by
Section 162(m).

TRANSFERABILITY OF NONQUALIFIED STOCK OPTIONS

     As a result of recent revisions to Section 16 of the Securities Exchange Act of 1934 and in order to enhance flexibility in the design of nonqualified stock options under the Plan, the Amendment permits the transferability of nonqualified stock options in the Committee's discretion.

POOLING OF INTERESTS

     Certain actions with respect to equity-based compensation can prevent a company from utilizing pooling of interests accounting in connection with business combinations. In order to preserve Cullen/Frost's ability to use pooling of interests accounting, the Amendment contains a provision which permits the Board of Directors to take any action necessary with respect to the Plan in order to preserve Cullen/Frost's ability to use pooling of interests accounting.

SUMMARY DESCRIPTION OF THE EXISTING PLAN

     Restricted Stock: When it awards restricted stock, the Committee will have established a restriction period during which shares awarded may not be sold, exchanged, transferred, pledged, or otherwise encumbered by the participant; however, during the restriction period, the participant shall generally have all shareholder rights including voting, dividends and other distributions.

     Incentive and Nonqualified Stock Options: The purchase price of stock issued under both types of stock options will be determined by the Committee, but will not be less than the fair market value of Common Stock subject to the option at the time the option is granted. Incentive Stock Options will not be transferable other than by will or laws of descent and distribution. As provided in the Amendment, Nonqualified Stock Options generally will not be transferable other than by will or laws of descent and distribution except as may be permitted at the discretion of the Committee. As provided in current plans, the Board of Directors may, upon recommendation of the Committee and to carry out purposes of this plan, amend options to reduce the exercise price and number of shares.

     Stock Appreciation rights (SARs): The Committee may grant SARs either in tandem with stock options or freestanding and unrelated to options. In either case, the form of payment of a SAR will be determined by the Committee either at grant time or when exercised, and may be in shares of Common Stock, cash, or a combination of the two: (i) if granted other than in tandem, the Committee will determine the

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                                       19

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number of shares of Common Stock covered by and the exercise period for the SAR.
Upon exercise of the SAR, the participant will receive an amount equal to the excess of the fair market value of one share of stock on the date the exercise is received by the Company over the fair market value of one share of the stock on the grant date, multiplied by the number of shares of stock covered by the SAR; (ii) if granted in tandem with an option, a SAR may be awarded when the option is granted or any time thereafter, the Committee may limit the exercise period of the SAR except that the SAR's exercise period may not exceed that of the option. The participant may exercise the SAR when the option is exercisable, surrender the option, and receive on exercise an amount equal to the excess of fair market value of one share of stock on the date the election to surrender is received by the Company over the option purchase price, multiplied by the number of shares of stock covered by the surrender option.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1992 STOCK PLAN

     Federal Tax Treatment of Incentive Stock Options: A participant will not realize taxable income when an incentive stock option is granted under the 1992 Plan or when an incentive stock option is exercised, and the Company will not be entitled to a deduction with respect to the granting of exercise of such an option except in the limited circumstances discussed below. If an incentive stock option grantee holds the shares acquired under the option for at least two years from the date the option is granted and at least one year from the date the option is exercised, any gain realized by the participant when the shares are sold will be taxable to the grantee as capital gain. If the shares are not held for the two- and the one-year periods, the participant will realize ordinary income in the year of disposition of the shares in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the proceeds of the disposition, if lower) over the option exercise price, and the Company will be entitled to a corresponding deduction. Any remaining gain will generally be capital gain. If the shares are disposed of at a loss, the loss will be a capital loss. The difference between the exercise price of an incentive stock option and the fair market value of the shares subject to the option at the time of exercise is an item of tax preference which may result in the participant being subject to the alternative minimum tax. Whether a participant is subject to the alternative minimum tax in lieu of "regular" income tax will depend on individual facts and circumstances.

     Federal Tax Treatment of Nonqualified Stock Options: A participant will not realize taxable income, and the Company will not be entitled to a deduction, at the time that a nonqualified stock option is granted under the 1992 Plan. Upon exercising a nonqualified stock option, a participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The participant will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss on a future sale or exchange of those shares, equal to the fair market value of those shares on the exercise date.

     Federal Tax Treatment of Restricted Stock: The recipient of a grant of restricted stock under the 1992 Plan will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant unless the recipient makes an election under Section 83(b) of the Code, within 30 days after grant, to include in income the fair market value of the stock on the date of grant. When the participant becomes entitled to freely transfer the stock, the grantee will realize ordinary income in an amount equal to the excess of the fair market value of the stock on such date over the amount, if any, that the recipient paid for the stock and the Company will generally be entitled to a corresponding deduction.

     Federal Tax Treatment of SARs: The recipient of a grant of SARs will not realize taxable income and the Company will not be entitled to deduction with respect to such grant on the date of such grant. Upon the exercise of a SAR, the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the amount of cash received.

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                                       20

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     The 1992 Stock Plan shall terminate not later than 10 years after its original approval by the Board of Directors, and the board has the power to terminate it at any earlier time.

     The benefits that will be received under the 1992 Stock Plan, as amended, by particular individuals or groups are not determinable at this time. The benefits that were received for the 1996 fiscal year by the Named Executive Officers pursuant to the 1992 Stock Plan are summarized in tables on page 11.

     The accompanying proxy will be voted in favor of approval of the Amendments unless contrary instructions are noted on the proxy.

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy are entitled to vote at the Annual Meeting is required for adoption of the Amendment to the Plan.

     The Board of Directors recommends a vote "FOR" approval of the Amendment.

                   APPROVAL OF THE 1997 DIRECTORS STOCK PLAN
                             (ITEM 4 ON PROXY CARD)

     On January 28, 1997, the Company's Board of Directors (the "Board") adopted, subject to approval by the shareholders, the 1997 Directors Stock Plan (the "Plan") for nonemployee directors. The purpose of the Plan is to further align the interests of the nonemployee directors and shareholders by encouraging director stock ownership and motivating directors with compensation tied to the value of the Company's Common stock. The Plan will also enhance the Company's ability to attract and retain the services of experienced and highly qualified nonemployee directors.

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for adoption of the Plan.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.

SUMMARY DESCRIPTION OF THE STOCK PLAN

     The following is a summary of the principal features of the Plan, a copy of which is set forth hereto as Annex C. If approved by the shareholders, the Plan will be effective as of May 28, 1997.

     Administration. The Plan will be administered by the Compensation and Benefits Committee of the Board (the "Committee").

     Participation. Nonemployee directors shall participate in the Plan. Fifteen of the eighteen current directors are nonemployees and shall participate in the Plan.

     Stock Available for Issuance Through the Plan. The Plan provides for awards of nonqualified stock options, as further described below. Up to 150,000 shares of the Company's Common Stock are authorized for issuance through the Plan.

     Description of Awards Under the Plan. The Committee may award to nonemployee directors nonqualified stock options. Stock options will typically be issued in consideration for the performance of services for the Company. Awards of nonqualified stock options are described in greater detail below.

     The Committee will have discretion to award nonqualified stock options ("NQSOs"). The maximum grant of NQSOs in any one fiscal year under the Plan to any one Outside Director is 5,000 shares. The Plan provides that the exercise price of any NQSO may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. Upon the exercise of an NQSO granted under the Plan, the option price is payable in full to the Company, either in cash or by tendering shares having a fair market value

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                                       21

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at the time of exercise equal to the total option price (providing shares have been held for at least six months prior to their tender). NQSOs granted to nonemployee directors under the Plan will expire at such times as the Committee determines at the time of grant. In no event should the exercise period exceed a maximum of ten years. Each NQSO award agreement will set forth the extent to which the director will have the right to exercise the option following termination of the director's service to the Company.

     The following discussion is intended only as a brief summary of the federal income tax rules relevant to the Company and to nonemployee directors for NQSO awards under the Plan.

     A director will recognize no income upon the grant of an NQSO, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date the option is exercised over the amount paid by the director for the shares. Upon a subsequent disposition of the shares received under the option, the director will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

     The Company will receive an income tax deduction at the same time and in the same amount which is taxable to the director as compensation. The ordinary income a nonemployee director recognizes under the foregoing rules is not subject to withholding. However, a nonemployee director must take such income into account in determining the tax payments such director is required to make.

     On April 4, 1997, the closing price for a share of the Company's Common Stock, as reported on the National Association of Security Dealers Automated Quotation system composite tape, was 35.00.

     Adjustments and Amendments. The Plan provides for appropriate adjustments in the number of shares of Common stock available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, or certain other events.

     The Plan may be modified or amended by the Committee at any time and for any purpose which the Committee deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected holder's consent.

     Nontransferability. Unless otherwise provided in an award agreement, no award granted pursuant to, and no right to payment under, the Plan shall be assignable or transferable by a nonemployee director except by will or by the laws of descent and distribution, and any option or similar rights shall be exercisable during a director's lifetime only by the director or by the director's guardian or legal representative. These limitations may be waived by the Committee, subject to any applicable laws and regulations.

     Duration of the Plan. The Plan will remain in effect until all awards granted thereunder shall have been satisfied or terminated pursuant to the terms of the Plan.

NEW PLAN BENEFITS

     The benefits that will be received under the 1997 Director Stock Plan by particular directors are not determinable at this time. The compensation which was received in the 1996 fiscal year by the directors is set forth in the section "General Information About the Board of Directors" which appears on page 5.

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                                       22

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                             SELECTION OF AUDITORS
                             (ITEM 5 ON PROXY CARD)

     The Board of Directors desires to obtain from the shareholders an indication of their approval of the selection of Ernst & Young LLP, certified public accountants, as independent auditors of Cullen/Frost. Accordingly, upon the affirmative vote of a majority of the shares of Cullen/Frost Common Stock present at the meeting, the Board of Directors will adopt a resolution naming Ernst & Young LLP as independent auditors of Cullen/Frost for the fiscal year which commenced January 1, 1997. Ernst & Young LLP has audited the financial statements of Cullen/Frost since 1969.

     In the opinion of Cullen/Frost management, the presence of Ernst & Young LLP at the meeting is not necessary to present properly the results of operations of Cullen/Frost. However, if any shareholder desires to submit a question to the independent auditors, management will ensure that the question is transmitted to them and that an appropriate response is made directly to the shareholder.

                             SHAREHOLDER PROPOSALS

     With respect to the 1998 Annual Meeting of Shareholders, any shareholder's proposal for inclusion in the Proxy Statement for that meeting must be received by Cullen/Frost at its principal offices not later than December 28, 1997.

                                 OTHER MATTERS

     Management of Cullen/Frost knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, unless otherwise instructed, it is intended that the persons named in the proxy will vote shares according to their best judgment.

                                          By Order of the Board of Directors

                                          /s/ DIANE JACK

                                          DIANE JACK
                                          Corporate Secretary

Dated: April 17, 1997

     A copy of Cullen/Frost's 1996 Annual Report on Form 10-K is available without charge (except for exhibits) upon written request to Cullen/Frost Bankers, Inc., 100 West Houston Street, San Antonio, Texas 78205.

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                                       23

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                                                                         ANNEX A

                           CULLEN/FROST BANKERS, INC.
                                1992 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE

     1.1. ESTABLISHMENT. Cullen/Frost Bankers, Inc. hereby establishes an incentive stock plan for key employees, as described herein, which shall be known as the CULLEN/FROST BANKERS, INC. 1992 STOCK PLAN (hereinafter referred to as the "Plan").

     1.2. PURPOSE. The Purpose of the Plan is to enable the Company and its subsidiaries and affiliates to retain and motivate key employees, and to encourage stock ownership by such key employees, by providing them with a means to acquire a proprietary interest, or to increase such interest, in the success of the Company, subject to the terms and conditions of and in the manner contemplated by this plan.

     1.3. INCENTIVES. Incentives under the Plan may be granted in any one or a combination of (A) Restricted Stock; (B) Incentive Stock Options; (C) Nonqualified Stock Options; and (D) Stock Appreciation Rights.

     1.4. EFFECTIVE DATE. This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that the validity of the Plan and any Incentive provided hereunder is subject to approval of the Plan at the next shareholders meeting following its adoption by the Board of Directors. If the shareholders fail to timely approve the Plan, the Plan and any Incentive that may be issued hereunder shall be null and void.

SECTION 2. DEFINITIONS

     2.1. DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below:

          (a) "Board of Directors" means the Board of Directors of the Company.

          (b) "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person," within the meaning of Section 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of 20 percent or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote for the election of directors (the "Voting Securities"); or (b) individuals who constitute the Board of Directors on the effective date of the Plan cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Compensation & Benefits Committee of the Board of Directors.

          (e) "Company" means Cullen/Frost Bankers, Inc., a Texas corporation.

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                                       A-1

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          (f) "Disability" means a total and permanent disability as defined in the Company's basic retirement plan, as may be amended from time to time.

          (g) "Employee" means any person employed by the Company or a subsidiary or affiliate.

          (h) "Incentive" means an Restricted Stock, Incentive Stock Option, Nonqualified Stock Option, or Stock Appreciation Right granted pursuant to the Plan.

          (i) "Incentive Stock Option" means a Stock Option meeting the requirements of Section 422 of the Code.

          (j) "Nonqualified Stock Option" means any Stock Option, other than an Incentive Stock Option, granted pursuant to the Plan.

          (k) "Participant" means any Employee selected by the Committee to receive a grant of an Incentive under the Plan.

          (l) "Restricted Stock" means Stock granted to a Participant pursuant to Section 6 of the Plan.

          (m) "Restriction Period" means that period of time determined by the Committee during which the transfer of shares of Restricted Stock is restricted and such shares of Restricted Stock are subject to forfeiture.

          (n) "Retirement" shall be as defined in the Company's basic retirement plan.

          (o) "Stock" means the Common Stock, par value $5 per share, of the Company.

          (p) "Stock Appreciation Right" means the right to receive the appreciation in the fair market value of shares of Stock granted pursuant to Section 8 of the Plan.

          (q) "Stock Option" means any Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

     2.2. GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan also shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION

     3.1. ELIGIBLE EMPLOYEES. Employees, who, in the opinion of the Committee, are from time to time materially responsible for the management, growth and protection of a material part or all of the business or functions of the Company or a subsidiary or affiliate of the Company shall be eligible to be granted Incentives under the Plan.

SECTION 4. ADMINISTRATION

     4.1. ADMINISTRATION. The Committee shall be responsible for the administration and interpretation of the Plan. No member of the Committee shall
(i) be eligible to be granted Incentives under the Plan while serving on the Committee or at any time within one year prior to his appointment to the Committee, or (ii) receive an award of equity securities under any other plan of the Company or any of its affiliates while serving on the Committee or at any time within one year prior to his appointment to the Committee, except as permitted by Rule 16b-3 under the Securities Exchange Act of 1934 without the member being considered other than a disinterested person thereunder. The Committee is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurance deemed necessary or advisable to protect the interest of the Company, and to make all of the determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of

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                                       A-2

--------------------------------------------------------------------------------

the Plan. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

SECTION 5. STOCK SUBJECT TO THE PLAN

     5.1. NUMBER. The total number of shares of Stock that may be granted under the Plan may not exceed 800,000, subject to adjustment as provided in Section
5.3. Such shares may consist, in whole or in part, of authorized but unissued shares of previously issued shares reacquired by the Company including shares purchased on the open market and not reserved for any other purpose. In no event may greater than 75,000 shares be available for issuance with respect to grants of Restricted Stock under the Plan.

     5.2. UNUSED STOCK. In the event any Incentive granted under the Plan expires, terminates, is canceled or is forfeited and reacquired by the Company, the shares of Stock subject to or reserved for such Incentive again shall be available for issuance under the Plan.

     5.3. RECAPITALIZATION ADJUSTMENT. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of capital stock of the Company, the Committee shall, subject to the provisions of Section 7.5, make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by the Plan; in the number and kind of shares covered by Incentives granted; in the case of Stock Options, in the option price; and in the case of Stock Appreciation Rights, in the Stock Option purchase price, or fair market value, as appropriate.

SECTION 6. RESTRICTED STOCK

     6.1. GRANT OF RESTRICTED STOCK. The Committee may, in its discretion, grant Incentives to Participants from time to time in the form of Restricted Stock and shall determine the number of shares of Restricted Stock which will be granted to a Participant.

     6.2. RESTRICTED STOCK AGREEMENT. Each grant of shares of Restricted Stock shall be evidenced by a Restricted Stock Agreement and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

     6.3. RESTRICTION PERIOD. At the time of the grant of shares of Restricted Stock, the Committee shall select the Restriction Period to apply to the shares of Restricted Stock.

     6.4. NONTRANSFERABILITY OF RESTRICTED STOCK. Prior to the lapse of restrictions as provided in Section 6.5, shares of Restricted Stock may not be sold, exchanged, transferred, pledged, assigned, or otherwise alienated, hypothecated, whether voluntarily or involuntarily.

     6.5. REMOVAL OF RESTRICTIONS. Except as otherwise provided in Section 6.9, and subject to Section 6.6, shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall become freely transferable by the Participant after the expiration of the Restriction Period or upon satisfaction of other conditions as specified by the Committee in its sole discretion.

     6.6. OTHER RESTRICTIONS. The Company shall impose such other restrictions on any shares granted pursuant to this Plan as it may deem advisable including, without limitation, restrictions under applicable Federal laws, under the requirements of any stock exchange or interdealer quotation system upon which share of shares of the same class are then listed or quoted and under blue sky or state securities laws applicable to such shares. The Company may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

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                                       A-3

--------------------------------------------------------------------------------

     6.7. CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 6.6 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Cullen/Frost Bankers, Inc. 1992 Stock Plan, and a Restricted Stock Agreement dated __________. A copy of the Plan, such rules, and the Restricted Stock Agreement may be obtained from the Secretary of Cullen/Frost Bankers, Inc.

     6.8. VOTING RIGHTS AND DIVIDENDS WITH RESPECT TO RESTRICTED STOCK. With respect to shares of Restricted Stock, prior to the lapse of restrictions under
Section 6.5, each Participant shall generally have the rights and privileges of a shareholder, including the right to vote the shares and to receive dividends and other distributions made with respect to the shares; provided, however, that the shares of Restricted Stock shall be subject to all the terms, conditions, and restrictions of the Plan and the Restricted Stock Agreement, including, without limitation, the provisions of this Section 6.

     6.9. CHANGE IN CONTROL. In the event of a Change in Control, the applicable Restriction Period with respect to all outstanding shares of Restricted Stock shall automatically terminate.

SECTION 7. STOCK OPTIONS

     7.1. GRANT OF STOCK OPTIONS. The Committee may, in its discretion, grant Stock Options which are Incentive Stock Options or Nonqualified Options, and such Stock Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

     7.2. OPTION AGREEMENTS. Each Stock Option shall be evidenced by an Option Agreement and shall contain such terms and conditions as may be approved by the Committee. Each Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or his guardian or legal representative. If, upon the recommendation of the Committee, the Board of Directors shall determine that, in order to carry out the purposes of the Plan, it is necessary or desirable to reduce the purchase price of Stock issued under any Option, then the Board of Directors may amend any Option (i) to reduce the exercise price, provided that in no case shall such exercise price be reduced below the fair market value (as determined by the Committee) of the Stock subject to such Option at the time the Option is amended and (ii) to reduce the number of shares of Stock for which such Option is exercisable, provided, that no such reduction shall be made without consent of the Optionee.

     7.3. OPTION PRICE; MEDIUM OF PAYMENT. The purchase price of Stock issued under each Stock Option shall be determined by the Committee, but shall not be less than the fair market value (as determined by the Committee) of the Stock subject to the Stock Option at the time the Stock Option is granted. Payment of such purchase price shall be made in cash or, if provided in the Option Agreement, payment of such purchase price may be in shares of Stock which have been held by the Participant for more than six months, or any combination of both cash and shares of Stock; in such case, shares of Stock delivered to the Company as payment for Stock issued upon exercise of an Option shall be valued at their fair market value (as determined by the Committee) or their par value, if higher.

     7.4. EXERCISE OF STOCK OPTION. The shares covered by a Stock Option may be purchased in such installments and such exercise dates as the Committee may determine. Any shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the expiration of the Stock Option.

     7.5. MERGER OR CONSOLIDATION. If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation (other than as a subsidiary of another corporation or other

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entity), thereafter upon any exercise of a Stock Option theretofore granted the optionee shall be entitled to purchase under such Stock Option, in lieu of the number of shares of Stock as to which such Stock Option would be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the number of shares of Stock as to which such Stock Option would be exercisable. If the Company shall not be the surviving corporation in any merger or consolidation or shall survive only as a wholly-owned subsidiary of another corporation or other entity, or if the Company is to be dissolved or liquidated, then unless the surviving corporation (or the parent corporation or other entity if the Company shall survive only as a subsidiary) assumes or substitutes new options for all Stock Options then outstanding, (i) the time at which all Stock Options then outstanding, may be exercised shall be accelerated and all such Stock Options shall become exercisable in full on or before a date fixed by the Company prior to the effective date such merger or consolidation or such dissolution or liquidation, and (ii) upon such effective date any unexercised Stock Options shall expire.

     7.6. CHANGE IN CONTROL. Any Option Agreement may provide that if at any time there shall occur a Change in Control, then the time at which the Stock Option evidenced thereby may be exercised shall be accelerated and the Stock Option shall immediately become exercisable in full.

SECTION 8. STOCK APPRECIATION RIGHTS

     8.1. GRANT OF STOCK APPRECIATION RIGHT. The Committee may, in its discretion, grant Stock Appreciation Rights in tandem with a Stock Option, in addition to a Stock Option or freestanding and unrelated to a Stock Option. If a Stock Appreciation Right is granted otherwise than in tandem with a Stock Option, the Committee shall determine the number of shares of Stock covered by such Stock Appreciation Right. Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

     8.2. TIME AND PERIOD OF GRANT. If a Stock Appreciation Right is granted with respect to a Stock Option, it may be granted at the time of the grant of the Stock Option or at any time thereafter. If a Stock Appreciation Right is granted in tandem with any Stock Option at the time the Stock Appreciation Right is granted the Committee may limit the exercise period for such Stock Appreciation Right. In no event shall the exercise period for a Stock Appreciation Right in tandem with any Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without being related to an underlying Stock Option, the period for exercise of the Stock Appreciation Right shall be set by the Committee at the time of grant.

     8.3. VALUE OF STOCK APPRECIATION RIGHT. If a Stock Appreciation Right is granted in tandem with a Stock Option, the Participant will be entitled to surrender the Stock Option at any time such Stock Option is exercisable and receive in exchange therefor an amount equal to (i) the excess of the fair market value of one share of the Stock on the date the election to surrender is received by the Company over the Stock Option purchase price, multiplied by (ii) the number of shares of Stock covered by the Stock Option which is surrendered. If a Stock Appreciation Right is granted otherwise than in tandem with a Stock Option, the Participant will receive upon exercise of the Stock Appreciation Right an amount equal to (i) the excess of the fair market value of one share of the Stock on the date the election to exercise such Stock Appreciation Right is received by the Company over the fair market value of one share of the Stock on the date of grant, multiplied by (ii) the number of shares of Stock covered by the Stock Appreciation Right.

     8.4. PAYMENT OF STOCK APPRECIATION RIGHT. Payment of a Stock Appreciation Right shall be in the form of shares of Common Stock, cash, or any combination of shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

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     8.5. CHANGE IN CONTROL.  Any Stock Appreciation Right may provide that if at any time there shall occur a Change in Control, then the time at which the Stock Appreciation Right may be exercised shall be accelerated and the Stock Appreciation Right shall immediately become exercisable in full.

SECTION 9. MISCELLANEOUS

     9.1. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or in the terms of any Incentive granted under the Plan shall in any manner be construed to limit or restrict in any way the right of the Company or its subsidiaries or affiliates to terminate any Participant's employment at any time and without regard to the effect of such termination on the Participant under the Plan, nor confer upon any Participant any right to continue in the employ of the Company or its subsidiaries or affiliates.

     9.2. TAX WITHHOLDING. The Company shall have the right to deduct from all payments any Federal, state, or local taxes required by law to be withheld with respect to such payments, and the Participant or other person receiving shares of Stock pursuant to the Plan may be required to pay the Company, as appropriate, the amount of any such taxes which the Company is required to withhold with respect to such Stock. A Participant may elect, subject to the approval of the Committee, to have a portion of the shares of Stock which would otherwise be transferred to the Participant under the Plan withheld by the Company to satisfy the tax withholding requirement of this Section.

     9.3. GOVERNING LAW. The Plan, and all agreements and other documents delivered hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

     9.4. EXPENSE OF PLAN. The expenses of administering the Plan shall be borne by the Company.

     9.5. AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors in its discretion may amend or terminate the Plan at any time; provided, that no amendment or termination that shall affect any Incentive theretofore granted may be made which would impair the rights of the Participant without the consent of such Participant; and provided, further, that the Board of Directors may not make any amendment without the approval of the shareholders of the Company if such approval is necessary in order for the Plan to continue to comply with Rule 16b-3 under the Securities Exchange Act of 1934.

     9.6. DURATION OF THE PLAN. Subject to the Board's right to earlier terminate the Plan pursuant to Section 9.5 hereof, the Plan shall terminate not later than ten (10) years after the date of adoption of the Plan by the Board and no Incentives shall be granted after termination of the Plan; provided, however, that termination of the Plan will not adversely affect any Incentives granted prior to termination of the Plan.

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                                       A-6

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                                                                         ANNEX B

          AMENDMENT TO THE CULLEN/FROST BANKERS, INC. 1992 STOCK PLAN
                         (EFFECTIVE AS OF MAY 28, 1997)

     The Board of Directors of Cullen/Frost Bankers, Inc., pursuant to Section
9.5 of Cullen/Frost Bankers, Inc. 1992 Stock Plan ( the "Plan"), hereby amends the Plan as described below; provided, however, that such amendments shall become effective only after approval by the Company's shareholders. The amendments are as follows:

     The following terms and accompanying definitions shall be added to the Plan under Section 2.1:

     (r) "Covered Employee" means a Participant who the Committee determines is likely to be, as of the date of vesting and/or payout of Incentive, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor thereto.

     (s) "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

Section 5.1 of the Plan shall be deleted and replaces with the following:

     5.1 NUMBER OF SHARES AVAILABLE FOR GRANT. Subject to adjustment as provided in Section 5.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be two million eight hundred sixty thousand (2,860,000). In no event may greater than two hundred sixty-five thousand (265,000) shares be available for issuance with respect to grants of Restricted Stock under the Plan. The Board shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Unless and until the Board determines that an Incentive shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Incentives under the Plan:

     (a) Stock Options: The maximum aggregate number of shares of Common stock that may be granted in the form of Stock Options, pursuant to any Incentives granted in any one fiscal year to any one single Participant, shall be four hundred thousand (400,000).

     (b) SARs: The maximum aggregate number of shares of Common Stock that may be granted in the form of Stock Appreciation Rights, pursuant to any Incentives granted in any one fiscal year to any one single Participant, shall be four hundred thousand (400,000)

     (c) Restricted Stock: The maximum aggregate grant with respect to Incentives granted in the form of Restricted Stock granted in any one fiscal year to any one participant shall be one hundred fifty thousand (150,000) shares of common stock.

Section 5.4 shall be added to the Plan and shall read as follows:

     5.4 PERFORMANCE MEASURES. Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section 5.4, the attainment of which may determine the degree of payout and/or vesting with respect to Incentives granted to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

     (a) Return on Equity;

     (b) Earnings Per Share;

     (c) Operating Cash Flow;

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                                       B-1

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     (d) Gross Revenue;

     (e) Income Before Taxes;

     (f) Net Income;

     (g) Return on Revenue; and

     (h) Stock Price Appreciation.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals, provided, however, that Incentives which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Incentives downward).

     In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentives which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

The second sentence of Section 7.2 of the Plan shall be deleted and replaced with the following:

     Each Incentive Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or his guardian or legal representative. Except as may be otherwise provided by the Committee, each Nonqualified Stock Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or his guardian or legal representative.

Section 9.7 shall be added to the Plan and shall read as follows:

     9.7 POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using the pooling of interests accounting methodology, the Board may take any action necessary to preserve the use of pooling of interests accounting.

Section 9.8 shall be added to the Plan and shall read as follows:

     9.8 COMPLIANCE WITH CODE SECTION 162(m). At all times when Code Section 162(m) is applicable, all Incentives granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Incentive or Incentives available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Incentive or Incentives available under the Plan, the Board may make any adjustments it deems appropriate.

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                                       B-2

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                                                                         ANNEX C

              CULLEN/FROST BANKERS, INC. 1997 DIRECTOR STOCK PLAN
                         (EFFECTIVE AS OF MAY 28, 1997)

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1. ESTABLISHMENT OF THE PLAN. Cullen/Frost Bankers, Inc., a Texas corporation (hereinafter, together with its Subsidiaries and successors thereto as provided in Article 10 herein, referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "1997 Director Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options.

     Subject to approval by the Company's stockholders, the Plan shall become effective as of May 28, 1997 (the "Effective Date") and shall remain in effect as provided in Section 1.3 thereof.

     1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to link the interests of Outside Directors to those of the Company's stockholders by providing for the ability to pay some or all of the Outside Directors' compensation through stock options and to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Outside Directors who make significant contributions to the Company's success and to allow Outside Directors to share in the success of the Company.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to
Article 8 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options.

     2.2. "AWARD AGREEMENT" means an agreement entered into by the Company and each Outside Director setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.3. "BOARD"OR "BOARD OF DIRECTORS" means the Board of Directors of Cullen/Frost Bankers, Inc.

     2.4. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.5. "COMMITTEE" means the Compensation and Benefits Committee appointed by the Board to administer Awards to Outside Directors, as specified in Article 3 herein. Any such Committee shall be comprised entirely of Outside Directors.

     2.6. "DIRECTOR" means any individual who is a member of the Board of Directors of Cullen/Frost Bankers, Inc.

     2.7. "EMPLOYEE" means any employee of the Company. Directors who are employed by the Company shall be considered Employees under this Plan.

     2.8. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

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                                       C-1

--------------------------------------------------------------------------------

     2.9. "FAIR MARKET VALUE" shall be determined for a relevant date on the basis of the closing price of the Shares on the NASDAQ National Market, or any other national stock exchange on which the Shares are traded, or if there is no such sale on the relevant date, on the last preceding trading day on which such Shares were traded.

     2.10. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 5 herein and which is not intended to meet the requirements of Code Section 422.

     2.11. "OPTION PRICE" means the price at which a Share may be purchased by an Outside Director pursuant to an NQSO.

     2.12. "OUTSIDE DIRECTOR" means an individual who is a member of the Board of Directors, but who is not an Employee of the Company.

     2.13. "SHARES" means the shares of Common Stock, par value $5 per share, of the Company.

     2.14. "SUBSIDIARY" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

ARTICLE 3. ADMINISTRATION

     3.1. GENERAL. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 8 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee shall have the authority to delegate administrative duties to officers or Directors of the Company, and the Committee may otherwise delegate its authority as identified herein.

     3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Outside Directors under the Plan shall be no more than one hundred fifty thousand (150,000). The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options granted in any one fiscal year under the Plan to any one Outside Director shall be five thousand (5,000).

     4.2. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under

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                                       C-2

--------------------------------------------------------------------------------

Section 4.1, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. NONQUALIFIED STOCK OPTIONS

     5.1. AWARD OF NQSOS. Subject to the terms and provisions of the Plan, NQSOs may be awarded to Outside Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     5.2. AWARD AGREEMENT. Each NQSO Award shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

     5.3. OPTION PRICE. The Option Price for each grant of an NQSO under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the NQSO is granted.

     5.4. DURATION OF OPTIONS. Each NQSO granted to an Outside Director shall expire at such time as the Committee shall determine at the time of grant.

     5.5. EXERCISE OF OPTIONS. NQSOs granted under this Article 5 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Outside Director. In no event should the exercise period exceed a maximum of ten years.

     5.6. PAYMENT. NQSOs granted under this Article 5 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the NQSO is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any NQSO shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Outside Director for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and
(b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Outside Director, in the Outside Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the NQSO.

     5.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an NQSO granted under this Article 5 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     5.8. TERMINATION OF DIRECTORSHIP. Each Outside Director's Award Agreement shall set forth the extent to which the Outside Director shall have the right to exercise the NQSO following termination of the Outside Director's directorship with the Company. Such provisions shall be determined in the sole discretion of the

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                                       C-3

--------------------------------------------------------------------------------

Committee, shall be included in the Award Agreement entered into with each Outside Director, need not be uniform among all NQSOs issued pursuant to this
Article 5, and may reflect distinctions based on the reasons for termination.

     5.9. NONTRANSFERABILITY OF NQSOS. Except as otherwise provided by the Committee, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Outside Director's Award Agreement, all NQSOs granted to a Outside Director under this Article 5 shall be exercisable during his lifetime only by such Outside Director.

ARTICLE 6. BENEFICIARY DESIGNATION

     Each Outside Director under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Outside Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Outside Director in writing with the Company during the Outside Director's lifetime. In the absence of any such designation, benefits remaining unpaid at the Outside Director's death shall be paid to the Outside Director's estate.

ARTICLE 7. RIGHTS OF DIRECTORS

     Nothing in the Plan shall interfere with or limit in any way the right of the Company's shareholders to terminate any Outside Director's service at any time, nor confer upon any Outside Director any right to continue in the service of the Company.

ARTICLE 8. AMENDMENT, MODIFICATION, AND TERMINATION

     8.1. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

     8.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     8.3. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Outside Director holding such Award.

ARTICLE 9. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity,

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                                       C-4

--------------------------------------------------------------------------------

at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 10. SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 11. LEGAL CONSTRUCTION

     11.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     11.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     11.4. SECURITIES LAW COMPLIANCE. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.

     11.5. GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

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                                       C-5

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     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING
                         OF CULLEN/FROST BANKERS, INC.
                   P.O. BOX 11100, NEW YORK, N.Y. 10203-0100

   The undersigned hereby revoking all proxies previously granted, appoints ROY
H. CULLEN, T.C. FROST and RICHARD W. EVANS, JR., and each of them, with power of substitution, as proxy of the undersigned, to attend the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. on May 28, 1997, and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as designated on the reverse.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(1) ELECTION OF DIRECTORS                FOR all nominees  [ ]      WITHHOLD AUTHORITY to vote  [ ]      *EXCEPTIONS: FOR all  [ ]
                                         listed below               for all nominees listed below         nominees except those
                                                                                                          listed below

   Class   I: I. Arnold, Jr., H. H. Cullen, R. H. Cullen, P. Frost, J. L. Hayne,
              R. S. McClane, M. B. Williamson
   Class  II: H. Wilkins, Jr.
   Class III: B. W. Coleman, J. R. Fulton

   *Exceptions
              ------------------------------------------------------------------

(2) The approval of the resolution to amend the Articles of Incorporation to increase the authorized shares of Common Stock.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(3) The approval of the amendments to the 1992 Stock Plan.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(4) The approval of the 1997 Directors Stock Plan.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(5) The approval of the selection of Ernst & Young as independent auditors of Cullen/Frost for the fiscal year that commenced January 1, 1997.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

                                                   Address Change
                                                   and/or Comments Mark Here [ ]

                                             Signature should correspond with
                                             the printed name appearing hereon.
                                             When signing in a fiduciary or
                                             representative capacity, give full
                                             title as such, or when more than
                                             one owner, each should sign.

                                             Dated: , 1997.

                                             -----------------------------------
                                                 (Signature of Shareholder)

                                             -----------------------------------
                                                 (Signature of Shareholder)

                                             Votes must be indicated  [X]  in
                                             Black or Blue ink.

 PLEASE BE CERTAIN THAT YOU HAVE DATED AND SIGNED THIS PROXY. RETURN YOUR PROXY
                           IN THE ENCLOSED ENVELOPE.

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